Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): June 6, 2006




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                               6201 Bristol Parkway
                          Culver City, California 90230
                       (213) 627-8878 Fax: (310) 743-0581



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)










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SECTION  1.   Registrant's Business and Operations              Not  Applicable

SECTION  2.   Financial  Information                            Not  Applicable

SECTION  3.   Securities and Trading Markets                    Not  Applicable

Item 3.02 Unregistered Sales of Equity Securities.

On June 6, 2006, InterCare DX, Inc., sold 500,000 shares of its Common Stock to one individual purchaser for $10,000 or 0.02 cents per share. The sale was made in a privately negotiated transaction in reliance on the exemption from the registration requirements of the securities Act of 1933 (the "Act") contained in Section 4(2) of the Act.

SECTION  4.   Matters Relating to Accountants and
Financial Statements                                           Not  Applicable

SECTION  5.  Corporate governance and Management               Not  Applicable

SECTION  6.  Reserved                                          Not  Applicable

SECTION  7.  Regulation FD                                     Not  Applicable

SECTION  8:  Other Events                                      Not  Applicable

SECTION  9:  Financial Statements and Exhibits                 Not  Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        InterCare DX,  Inc.
                                          (Registrant)

Date:  June 7, 2006              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)
















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